UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2025

Fermi Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42888	33-3560468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 S. Taylor St., Suite 301 Amarillo, TX	79101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 894-7855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FRMI	The Nasdaq Stock Market LLC
Common Stock, $0.001 par value	FRMI	The London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

Fermi Inc. (the “Company”) announced in September 2025 that it had entered into a non-binding letter of intent, dated September 19, 2025, with an investment grade-rated tenant (the “First Tenant”) to lease a portion of the Project Matador Site to the First Tenant, subject to negotiation and execution of a definitive lease agreement. The Company announced in November 2025, that the Company and the First Tenant entered into an Advance in Aid of Construction Agreement, dated as of November 3, 2025 (the “AICA”), pursuant to which the First Tenant agreed, subject to certain conditions, to advance up to $150 million to fund construction costs. No funds have been drawn under the AICA. The exclusivity period set forth in the letter of intent expired at midnight on December 9, 2025. Subsequently, the Company commenced discussions with several other potential tenants for power delivery at the Project Matador Site in 2026. On December 11, 2025, the First Tenant notified the Company that it is terminating the AICA, but the parties continue to negotiate the terms of a lease agreement at Project Matador pursuant to the letter of intent. The Company remains confident that it will be able to meet its expected power delivery schedule at Project Matador as the demand for behind-the-meter power for AI remains robust over the near and long term.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). In some cases, you can identify forward-looking statements by the words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “future,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would” and/or the negative of these terms, or other comparable terminology intended to identify statements about the future. They may include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Company’s potential customer pipeline and expected power demand and delivery. Forward-looking statements are inherently subject to risks, uncertainties and assumptions that are difficult to predict or quantify, including those risks described in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 and our other filings with the SEC. Forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERMI INC.

Date: December 12, 2025	By:	/s/ Miles Everson
	Name:	Miles Everson
	Title:	Chief Financial Officer

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